Current and Long-term Liabilities	12 Months Ended
Dec. 31, 2020
Current and Long-term Liabilities
Current and Long-term Liabilities

7.    Current and Long-term Liabilities

Revolving Line of Credit

In October 2016, the Company entered into an amended and restated loan and security agreement with Pacific Western Bank, which was most recently amended in September 2020 (as amended, the “Credit Agreement”). The Credit Agreement provides a revolving line of credit of up to $60.0 million. The Credit Agreement has a maturity date of March 1, 2022.

Borrowings under the Credit Agreement bear interest at a variable annual rate equal to the greater of (i) 1.00% above the prime rate then in effect and (ii) 6.50%, and the Credit Agreement requires monthly, interest-only payments. In addition, the Company is required to pay quarterly in arrears a fee equal to 0.25% per annum of the unused portion of the revolving line of credit. As of December 31, 2020 and December 31, 2019, the Credit Agreement provided a revolving line of credit of up to $60.0 million and $50.0 million, respectively. There was no principal outstanding as of December 31, 2020. The principal amount outstanding under the Credit Agreement totaled $6.8 million as of December 31, 2019. Net facility available from the Credit Agreement as of December 31, 2020 and December 31, 2019 totaled $55.8 million and $38.8 million, respectively, which exclude the letters of credit outlined in Note 15. The Company is also subject to certain affirmative and negative covenants until maturity. As of December 31, 2020, the Company was in compliance with all covenant obligations under the Credit Agreement.

Indirect Taxes

Taxation of e-commerce is becoming more prevalent and could negatively affect the Company’s business as it pertains to DFS and its users. The ultimate impact of indirect taxes on the Company’s business is uncertain, as is the period required to resolve this uncertainty. The Company’s estimated contingent liability for indirect taxes represents the Company’s best estimate of tax liability in jurisdictions in which the Company believes taxation is probable. The Company frequently reevaluates its tax positions for appropriateness.

Indirect tax statutes and regulations are complex and subject to differences in application and interpretation.

Tax authorities may impose indirect taxes on Internet-delivered activities based on statutes and regulations which, in some cases, were established prior to the advent of the Internet and do not apply with certainty to the Company’s business. The Company’s estimated contingent liability for indirect taxes may be materially impacted by future audit results, litigation and settlements, should they occur. The Company’s activities by jurisdiction may vary from period to period, which could result in differences in the applicability of indirect taxes from period to period.

As of December 31, 2020, and December 31, 2019, the Company’s estimated contingent liability for indirect taxes was $45.9 million and $35.9 million, respectively. The estimated contingent liability for indirect taxes is recorded within other long-term liabilities on the consolidated balance sheets and general and administrative expenses on the consolidated statements of operations.

Convertible Promissory Notes

As of December 31, 2019, the Company had $68.4 million of subordinated convertible promissory notes outstanding (the “Convertible Notes”). During 2020, the Company issued additional Convertible Notes with net proceeds of $41.1 million. Upon the consummation of the Business Combination, the mandatory conversion feature was triggered and all Convertible Notes were converted into shares of the Company’s Class A common stock. As of December 31, 2020, the Company did not have any Convertible Notes outstanding. Refer to Note 8 of our Consolidated Financial Statements for additional information.